EXHIBIT 99.1

                     AGREEMENT REGARDING JOINT FILING UNDER
                     UNDER RULE 13D-1(K) OF THE EXCHANGE ACT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees to the joint filing on behalf of each of Amendment No. 2 to Schedule 13G, and, as applicable to each respective reporting person, all amendments thereto, with respect to the Units of Limited Partnership Interest of The Newkirk Master Limited Partnership.

                                                Dated: February 7, 2006


/s/ Michael L. Ashner
------------------------------------
Michael L. Ashner


WEM-Brynmawr Associates LLC

By: /s/ Michael L. Ashner
    --------------------------------
    Michael L. Ashner
    Managing Member


Newkirk NL Holdings LLC

By: Newkirk Manager (NV) Corp.
    Manager

    By: /s/ Michael L. Ashner
        ----------------------------
        Michael L. Ashner
        Chief Executive Officer


Newkirk RE Holdings LLC

By: Newkirk Manager (NV) Corp.
    Manager

    By: /s/ Michael L. Ashner
        ----------------------------
        Michael L. Ashner
        Chief Executive Officer

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Newkirk Tender Holdings LLC

By: Newkirk Manager (NV) Corp.
    Manager

    By: /s/ Michael L. Ashner
        ----------------------------
        Michael L. Ashner
        Chief Executive Officer

Marbax Venture LLC

By: Newkirk RE Associates LLC
    Member

    By: Newkirk Manager Corp.
        Manager

        By: /s/ Michael L. Ashner
            -----------------------
            Michael L. Ashner

AP-WIN Associates L.L.C.

By: WIN Manager Corp.
    Manager

    By: /s/ Michael L. Ashner
        ----------------------------
        Michael L. Ashner
        Chief Executive Officer

AP4-WEM WIN Tender LLC

By: WIN Manager Corp.
    Manager

    By: /s/ Michael L. Ashner
        ----------------------------
        Michael L. Ashner
        Chief Executive Officer


AP3-WEM WIN Tender LLC

By: WIN Manager Corp.
    Manager

    By: /s/ Michael L. Ashner
        ----------------------------
        Michael L. Ashner
        Chief Executive Officer

Newkirk RE Associates LLC

By: Newkirk Manager Corp.
    Manager

    By: /s/ Michael L. Ashner
        ----------------------------
        Michael L. Ashner
        Chief Executive Officer


NK-CR Holdings LLC

By: Newkirk Manager Corp.
    Manager

    By: /s/ Michael L. Ashner
        ----------------------------
        Michael L. Ashner
        Chief Executive Officer


Newkirk Stock LLC

By: Newkirk NL Holdings LLC
    Managing Member

    By: Newkirk Manager (NV) LLC
        Manager

        By: /s/ Michael L. Ashner
            -----------------------
            Michael L. Ashner
            Chief Executive Officer


WEM Fund 1998 Limited Partnership

By: /s/ Michael L. Ashner
    --------------------------------
    Michael L. Ashner
    General Partner


WEM-WIN Tender Associates, LLC

By: /s/ Michael L. Ashner
    --------------------------------
    Michael L. Ashner
    Managing Member